EQUITRUST SERIES FUND, INC.

Supplement to Prospectus
dated December 1, 2003



Effective April 1, 2004, the Deutsche Bank DDA
Account numbers listed on page 31 in the "How to Buy Shares - Purchases by Wire" section of the prospectus are replaced with the following:

DDA Account #		Portfolio
0007-667-9			Value Growth
0007-668-7			High Grade Bond
0007-669-5			Strategic Yield
0007-670-3			Managed
0007-671-1			Money Market
0007-672-9			Blue Chip


Supplement dated March 31, 2004